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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549



                                   FORM 8-K



                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): July 29, 2002



                                WorldCom, Inc.
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            (Exact Name of Registrant as Specified in its Charter)



             Georgia                  0-11258               58-1521612
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 (State or Other Jurisdiction  (Commission File Number   (IRS Employer
       of Incorporation)                                  Identification Number)


                           500 Clinton Center Drive
                          Clinton, Mississippi 39056
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                    (Address of Principal Executive Office)



      Registrant's telephone number, including area code: (601) 460-5600


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ITEM 5.  OTHER EVENTS.

         On July 29, 2002, the Company issued a press release announcing that a Nasdaq Listing Qualifications Panel had issued a written decision that, based on the Company's recent bankruptcy filing and the pending restatement of its financial statements for 2001 and the first quarter of 2002, WorldCom's WorldCom Group Common Stock, MCI Group Common Stock and 8% Cumulative Quarterly Income Preferred Securities, Series A, would be delisted from the Nasdaq Stock Market effective as of the opening of trading on July 30, 2002. A copy of the press release announcing the decision is filed as an Exhibit hereto and incorporated by reference herein.

ITEM 7 (C).  EXHIBITS.

See Exhibit Index.



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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WORLDCOM, INC.



Date:  July 29, 2002                  By:  /s/ Michael H. Salsbury
                                           ------------------------
                                           Name:  Michael H. Salsbury
                                           Title: Executive Vice President
                                                   & General Counsel



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                                 EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

99.1              Press Release Dated July 29, 2002